# 附件 A 修訂本
# REVISED EXHIBIT A

本附件 A（以下簡稱"此附件"）由威尼斯人澳門股份有限公司（以下簡稱"威尼斯人"）與君皇博彩中介業務有限公司（以下簡稱"博彩中介人"）共同簽署；所有以下條款將合併成爲各方在此同時或已在先前簽署並執行的博彩中介人合同的不可分割的組成部分，並須取代先前附件 A 中的任何條款。所有於博彩中介人合同所列名之其他條款應保持不變及有效。

This Exhibit A (hereinafter "Exhibit") is made between **VENETIAN MACAU S.A. ("VML")** and **SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA** (hereinafter "Gaming Promoter") and shall add to and form an integral part of the Gaming Promotion Agreement currently or previously signed and executed by the parties, and shall supersede and replace any terms and conditions contained in the previous Exhibit A All other terms and conditions stated in the Gaming Promotion Agreement shall remain unchanged and effective.

1. 博彩中介人於威尼斯人轄下場所購買籌碼及轉碼的記錄必須透過威尼斯人之轉碼計劃作쁘定（即：以"不可自由兌換之籌碼"，又稱"泥碼"的購買量作計算）。每月用以計算博彩中介人全部博彩贏之金額之百分比作爲之報酬必須按照該博彩中介人所獲分配之賭檯每月全部博彩贏或輸金額，並且按照每一個威尼斯人轄下場所內轉碼記錄來單獨計算。博彩中介人於不同威尼斯人轄下場所之轉碼金額不允許互相合併以作爲決定計算每月分成報酬之用途，除非由澳門威尼斯人總裁以書面形式例外特別批準。
1. Gaming Promoter's casino play in VML properties shall be recorded using the VML rolling chip program (or the "non-negotiable" chips program). Monthly win/loss for the purpose of calculating the percentage of the win payment each month shall be based on the monthly gaming win/loss total attributable to the Gaming Promoter's assigned tables as well as the monthly rolling performance in each individual VML Property.[1] No combined rolling by Gaming Promoter between different VML properties shall be allowed for the purpose of determining the monthly percentage payment calculations, unless specifically authorized by the President of Macao Properties in writing on an exceptional basis.

2. 泥碼只限投注於威尼斯人所擁有娛樂場御匾會之貴賓博彩廳或威尼斯人管理層特別指定之區域。
2. Only non-negotiable chips shall be wagered at VML Paiza Club gaming rooms or any other specific areas designed by VML management.

3. 博彩中介人必須在有關客人到達威尼斯人轄下場所之前傳真一份包括該等客人之姓名及護照或身份證號碼之明確資料至威尼斯人國際市場發展部辦公室。如客人之姓名不在博彩中介人所提供之名單上，此客人可能不得參與是次博彩團。此外，博彩中介人或其指定僱員必須陪同客人抵達威尼斯人。在任何情況下，博彩中介人均不得在威尼斯人或其相關聯娛樂場之主博彩區（即中場）內或其他貴賓博彩區內招攬客人。

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[1] "Property" is defined as any casino or any gaming area or facilities owned, operated or controlled by Venetian Macau Limited including but not limited to the Sands Casino, Venetian Macao Resort Hotel, Plaza Macao and any other casinos or gaming areas or facilities to be operated or controlled by VML in the future.

[1] "場所"定義爲澳門威尼斯人股份有限公司所擁有，經營或者控制的任何娛樂場或娛樂設施，包括但不限於金沙娛樂場，澳門威尼斯人度假村酒店，四季酒店內的百利宮娛樂場和由澳門威尼斯人在將來經營或者控制的其它任何娛樂場或娛樂設施。

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3. Prior to arrival at VML, the Gaming Promoter must submit a manifest of all players (including names and passport/ID numbers) via fax to the International Marketing Office at VML. Players not listed in advance by the Gaming Promoter may not participate in the current trip. Gaming Promoter or its designated staff must accompany players to VML. In no event will the Gaming Promoter solicit casino players from VML's main gaming floors and/or from VIP Gaming areas of VML properties.

4. 所有賭檯遊戲及相關博彩運營事宜包括但不限於賭檯開放及關閉，賭檯最高/最低投注額差異，賭檯加碼及收銀箱的處理，人員配備，監視監查等將均由威尼斯人管理層獨立地而且專屬地進行管理。威尼斯人管理層對所有相關博彩運營事宜享有最終決策權。

4. All table games and the related gaming operations including, but not limited to, table opening and closing, table differentials, table fills & credits, staffing, monitoring, shall be solely and exclusively managed by VML Management. VML Management shall have the final decision on all operational matters.

5. 當簽署博彩中介人協議書時，博彩中介人必須於威尼斯人存入並且全程保持金額不少於一千萬港元 (HKD$10,000,000.00）之寄存款項作爲買碼金額。博彩中介人可以任何可接受的金融體系票據、電匯或銀行匯票、有效的旅行支票或上述方式之任何組合及/或威尼斯人管理層根據內部信貸政策和程序批給予博彩中介人之借貸金額作爲寄存款項。如因買碼而將寄存款項提取至低於上述金額時，威尼斯人可隨時要求博彩中介人增加存款，以保持不低於上述要求金額的存款。

5. Upon the signing of the Agreement, the Gaming Promoter shall place and maintain a front money account with VML in the amount of Ten Million Hong Kong Dollars (HKD$10,000,000.00) at all times. The front money deposit can be in form of any acceptable financial instrument, telegraphic transfer or bank draft, valid traveler checks, or any combination of the above and/or in form of junket credit issued by VML management, subject to the internal credit policies and procedures. In the event that the front money deposit is drawn down lower than the amount stated above, then VML may from time to time require the Gaming Promoter to deposit additional funds into the front money account in order to maintain the required balance in the amount stated above.

6. 每個月份內購買泥碼之最低限額要求：博彩中介人於任何月份內的泥碼投注總額(Net Rolling)必須不低於每張賭檯港元二億 (HKD$200,000,000.00)。博彩中介人每月合計最低轉碼金額要求必須達到與由威尼斯人管理層決定所獲分配賭檯數量的比例要求。如博彩中介人未能達到此每月最低合計轉碼金額要求，威尼斯人將有權對博彩中介人徵收有關營運賭檯之營運費用及開支 (勞動工人、公用事物、稅款及其他習慣費用)，威尼斯人並有權以任何報酬抵銷博彩中介人之營運費用及開支，此外，威尼斯人有權獨自決定重新劃分之前分派給博彩中介人的賭檯或者可以終止博彩中介人協議而無需任何理由或承擔任何責任。

6. **Minimum Monthly Rolling Requirement:** The Gaming Promoter shall maintain a minimum Net Rolling of Two Hundred Million Hong Kong Dollars (HKD$200,000,000.00) of non-negotiable chips per table during each month. The total rolling minimum per month may vary according to the number of tables assigned by VML management. If Gaming Promoter fails to achieve this minimum total rolling requirement, VML will be entitled to assess the operating costs and expenses (labor, utilities, tax, and other customary expenses) associated with operating the tables, and VML shall have the right to off-set these costs and expenses from any payment due to Gaming Promoter. In addition, VML shall also have the right to reduce the number of tables or re-assign Gaming Promoter's pre-assigned tables in its

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sole discretion, or may terminate the Gaming Promotion Agreement unilaterally without cause or further liability.

7. <u>賭檯保證金存款</u>：除非威尼斯人管理層特別豁免以外，博彩中介人需要爲每一張所獲分配之賭檯支付港元五百萬（HK$5,000,000.00）之保證金存款，保證金存款總額最多每月不超過港元五千萬（HK$50,000,000.00）。如該賭檯保證金存款低於所要求之數額或者博彩中介人當月的累積虧損等於或已超出保證金存款金額上限，威尼斯人有權要求博彩中介人補足存款，或由博彩中介人所賺取分成報酬中扣除存款與虧損的差額，或提高保證金存款金額上限以達到維持保證金存款固定要求以及抵消任何累計虧損之目的。如果該賭檯保之存款保證金如下，以必須獲威尼斯人管理層批準爲條件:
   - 按要求之存款保證金不足上述最高限額規定時，博彩中介人只可以提取最多百分之八十（80%）的保證金存款用以兌換泥碼之用;或
   - 博彩中介人之保證金存款不少於港元五千萬（HK$50,000,000.00）並獲威尼斯人管理層批準，博彩中介人可以提取最多百分之一百（100%）的保證金存款用以兌換泥碼。

7. <u>Guaranteed Table Deposit</u>: Unless exceptionally waived by VML Management, Gaming Promoter is required to pay a deposit of Five Million Hong Kong Dollars (HK$5,000,000.00) per assigned table game up to a maximum of Fifty Million Hong Kong Dollars (HK$50,000,000.00) in total per month. Should the table deposit drop below the required deposit amount, or if the accumulated loss from the month is equal to or is greater than the maximum guaranteed deposit, VML shall have the right to require Gaming Promoter to replenish the guaranteed table deposit amount. In addition, VML shall deduct the guaranteed table deposit balance from the percentage payment earned by Gaming Promoter, or require the Gaming Promoter to increase the maximum amount of deposit in order to maintain the fixed guaranteed table deposit requirement, and to offset any accumulated losses. Subject to VML Management's prior approval, if the guaranteed table deposit made by the Gaming Promoter is:
   - less than the maximum amount of the guaranteed table deposit referred to above, the Gaming Promoter may be allowed to withdraw up to Eighty Percent (80%) of the total table deposit with VML as front money; or
   - no less than Fifty Million Kong Dollars (HK$50,000,000.00), the Gaming Promoter may be allowed to withdraw up to One Hundred Percent (100%) of the total deposit with VML as front money.

8. 分享收入：以此附件所陳述之所有規則及條款已履行爲條件，博彩中介人將可累積獲得於威尼斯人賭場內所獲分配賭檯之全部博彩贏或輸的總額之百分之四十二點五（42.5%）作爲分成報酬。該博彩贏或輸金額將每日記錄，但是分成報酬支付將會以下述條款第九款爲前提於每月底按照每月累計博彩贏或輸總額計算及支付。在對博彩贏或輸數額有爭議情況下，合同各方將以澳門政府每日博彩稅收審計報告書爲準。

8. Provided that all terms and conditions stated herein are met, VML shall pay the Gaming Promoter a percentage of the win/loss based on Forty Two Point Five Percent (42.5%) of all gaming win/loss attributable to the Gaming Promoter's assigned tables in the Venetian Casino. However, the percentage payment shall be based on the accumulated win/loss amounts throughout the entire month, and shall be calculated and settled at the end of the month, subject to the additional terms specified in Paragraph 9 below. In the event there is a dispute on the gaming win/loss, the parties shall rely on the daily tax audit reports prepared for the DICJ with respect to the specific table(s) in question.

9. 根據上述第七款之規定，如博彩中介人每月累計博彩贏或輸數額在月底時是負數（即輸），威尼斯人可以從保證金存款中抵扣欠付之款項；如保證金存款不足，由威尼斯

簡簽/Initial: Mok. 黄　　　　簡簽/Initial

人自行判斷下可決定是否扣除博彩中介人未來可能賺取之報酬以作填補所欠款項・博彩中介人必須於每月結算後 72 小時內向威尼斯人支付因該月份內累計博彩輸蝕而欠付威尼斯人之款項・

9. As stipulated in Paragraph 7 above, if the Gaming Promoter's accumulated win/loss amount at the end of the month is in the minus or negative, VML may apply all or part of the guaranteed table deposit made by Gaming Promoter to this negative win/loss amount, and the remaining negative balance, if any, may be carried forward and applied against any future payments that may become due to Gaming Promoter. Any balances owed to VML by Gaming Promoter, as a result of negative results in that month, shall be repaid by Gaming Promoter and settled within 72 hours after the month-end settlement.

10. 雙方同意任何先前月份威尼斯人給予博彩中介人之預付款項或賭場信貸金額將可由威尼斯人到期需支付給博彩中介人之報酬中扣除・若此等預付款項或尚未償還之貸款超出威尼斯人需支付給博彩中介人之報酬部分，則根據上述條款第七款威尼斯人可以從保證金存款中抵扣欠付之款項・

10. The parties further agree that any cash advances made or casino credits extended by VML to the Gaming Promoter during the previous month shall be applied against any payment that may be due from VML to Gaming Promoter at the time of settlement. To the extent such advances or outstanding balances of unpaid credit exceed any payments due from VML to Gaming Promoter; VML may apply all or part of the guaranteed table deposit made by Gaming Promoter to this unpaid amount in the same manner as provided for in Paragraph 7 above.

11. <u>消費補貼金額</u>：威尼斯人將給予博彩中介人相等於購買所有泥碼之面值減去退回威尼斯人泥碼之總差額的百分之零點零五（0.05%）作爲博彩中介人可使用任何威尼斯人內部服務之補貼（例如：威尼斯人轄下酒店套房；威尼斯人經營之餐飲店；威尼斯人內部表演入場券；御匾會服務，御匾會水療及沙龍服務；或者其它由威尼斯人管理層認同之內部服務）以及由威尼斯人內部提供或者經威尼斯人管理層預先批準的外部交通費用，其中包括使用渡輪，禮賓車，直升機及飛機服務之消費補貼金額・

除非經由威尼斯人管理層特別在此獲另外批準，使用消費補貼金額來支付超出上述以外範圍之其它服務將不被允許・先前月份尚未使用的剩餘消費補貼金額將不可兌換現金但可以延期在本期之後繼續使用・

11. <u>Complimentary Credit</u>: VML will credit Gaming Promoter up to Zero Point Zero Five Percent (0.05%) of the face value of all non-negotiable chips purchased by Gaming Promoter less the amount of non-negotiable chips returned to VML towards any of VML in-house services purchased by Gaming Promoter (such as, VML Resort suites; VML-owned Food & Beverage outlets; VML in-house show tickets; Paiza Club services, Paiza Spa & Salon services or otherwise deemed in-house services by VML management, as well as in-house or outside transportation such as ferry, limo, helicopter, aircraft services as provided by VML or by outside carriers as pre-approved by VML management).

Use of the Complimentary Credit towards other services outside of the above scope will not be allowed unless specifically provided herein or otherwise approved by VML management. The unused portion of the Complimentary Credit during the previous month will not be allowed for cash redemption, but can be carried forward to future trips.

12. <u>處罰條款</u>：如博彩中介人未能達到在同一場所每張賭檯平均每月港元二億（HK$200,000,000）的最低轉碼金額要求，等同於每月所要求最低轉碼金額與本月實際

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轉碼金額差異的百分之零點零一（0.01%）的罰金將會由博彩中介人根據此附件條款所造累積或賺取的報酬部分中抵扣除，由威尼斯人管理層書面豁免以外。任何罰金將會在月底結算時扣除

12. <u>Penalty Clause</u>: If Gaming Promoter fails to achieve a minimum average per table rolling of Two Hundred Million Hong Kong Dollars (HK$200,000,000) per month per property, a Penalty Fee equaling to Zero Point Zero One Percent (0.01%) of the difference between the required minimum rolling per month and the actual rolling achieved for that month will apply against the payment accumulated or earned in accordance with the terms stated herein, unless otherwise waived in writing by VML's Management. The Penalty Fee, if any, will be taken out of the month-end settlement.

13. 威尼斯人澳門股份有限公司保留在任何時侯更改或修訂此附件以及博彩中介人合同正本任何條款之權利。威尼斯人澳門股份有限公司對博彩中介人協議以及相關附件條款的解釋將視爲最終決定。

13. VML reserves the right to change or amend at any time the terms of this Exhibit A as well as the original Gaming Promotion Agreement. The interpretation of the terms under the Gaming Promotion Agreement and related Exhibits by VML shall be considered final.

14. 博彩中介人承認威尼斯人將會根據經*<<第 27/2009 號行政法規>>*修改的*<<第 6/2002 號行政法規>>*及*<<第 83/2009 號經濟財政司司長批示>>每月進行結算*，博彩中介人更承認會遵守<<第 83/2009 號經濟財政司司長批示>>*及博彩監察協調局的<<第 2/2009 號指引>>*的佣金或其他報酬的限制規定。

14. The Gaming Promoter acknowledges that VML will conduct the monthly settlement with the Gaming Promoter in accordance *Administrative Regulation no. 6/2002*, as amended by *Administrative Regulation no. 27/2009*, and the limitations on commissions or other remunerations set forth in *Order of Secretary of Economy and Finance no. 83/2009* ("Order no. 83/2009") and *DICJ Instruction No. 2/2009*.

15. 威尼斯人將在每個月份結束後下個月份開始時核算博彩中介人該月份內購買所有泥碼之記錄後，每月一次地向博彩中介人支付報酬。

15. VML will settle all payments due to the Gaming Promoter on a monthly basis at the beginning of the following month immediately after the monthly trip ends and the monthly rolling records have been properly accounted for by VML.

16. 若本條款之規則及內容之中英版本存有差異，則一切以英文版本之規則及條款爲標準。

16. The English version of these Terms and Conditions shall prevail wherever there is a discrepancy between the English and the Chinese versions.

| 博彩中介人<br>**GAMING PROMOTER** | 威尼斯人澳門股份有限公司<br>**VENETIAN MACAU S.A.** |
|---|---|
| Mok chi hung 黄漢明 | [signature] |
| 簽名 / 職銜<br>**Signature / Title** | 簽名<br>**Signature** |
| 莫志雄 Mok, Chi Hung / 黄漢明 Wong, Hon Meng<br>君皇博彩中介業務有限公司 | 胡順謙<br>Antonio Ferreira |

簡簽/Initial: Mok 黄　　　　簡簽/Initial [initial]

編號 248 [signature] 手續費:$20.00

本人根據身份證明局分別於 07/02/2006 和 22/02/2006 發出的編號為 5051139(3)和 5034300(3)的澳門永久性居民身份證的正本對照認證後面莫志雄 MOK CHI HUNG 和黃漢明 WONG HON MENG 的簽名，同時並根據與登記局電腦聯網獲取的商業及動產商業企業主的法律狀況資料，證實簽署人是 "帝皇博彩中介業務有限公司"，葡文為"SOCIEDADE DE PROMOÇÃO DE JOGOS IMPERADOR, LIMITADA" 的全體股東，並有權作出該行為。

澳門，於2012 年 8 月 14 日

第二公證署助理員，

[signature]

蘇偉昌 Sou Wai Cheong

第二公證署

Segundo Cartório Notarial

憑單印花稅已繳納:澳門幣$ 20

Imposto de Selo pago por verba: MOP$ 20

公證認定編號 248 日期

Reconhecimento Nº 248 de 14/08/2012

工作人員

O funcionário

[signature]

**CARTÓRIO DO NOTÁRIO PRIVADO**
**LEONEL ALBERTO ALVES**

Reconheço a assinatura retro, de FERREIRA, ANTÓNIO 胡. 順 謙, por confronto com a assinatura aposta no Bilhete de Identidade de Residente Permanente de Macau nº5010334(0), emitido em 21 de Julho de 2006, pela Direcção dos Serviços de Identificação, cuja pública-forma me foi exibida, como Administrador-Delegado e em representação da "VENETIAN MACAU, S.A.", qualidade e poderes para este acto que verifiquei pela pública-forma de uma acta da reunião do Conselho de Administração da sociedade, realizada em 14 de Janeiro de 2009 e por uma certidão emitida em 28/06/2012, pela Conservatória dos Registos Comercial e de Bens Móveis, que me foram exibidas.

Conta nº 44. $14,00

Macau, 3 de Setembro de 2012

O Notário,

[signature]

Sociedade de Promoção de Jogos Imperador, Limitada

| | |
|---|---|
| 簽署人姓名 / 博彩中介人公司名稱<br>Print Name / Gaming Promoter Company | 簽署人姓名<br>Print Name |
| 日期<br>Date | 日期<br>Date |

*(本附件一式三份， 全部爲原件， 由雙方簽署及簡簽後生效)*
*(This Exhibit is to be executed in 3 originals duly signed and notarized by the parties)*

簡簽/Initial:

簡簽/Initial